                           LOAN AND SECURITY AGREEMENT
                                   (EQUIPMENT)

                                                             Loan No.: 207-03
                                                             Loan Date: 12/03/96

Loan and Security Agreement entered into as of the 3rd day of December, 1996 (the "Agreement") by and between INDEPENDENT RESOURCES, INC. a New York corporation with its principal offices at 43 West Street, Litchfield Connecticut 006759 ("Lender") and SKYLINE VIRTUAL REALITY, INC. a Delaware Corporation with its principal office at 1457 Broadway, New York, NY 10036 ("Borrower").

     WHEREAS, Borrower desires to obtain a secured loan from Lender to finance its acquisition of equipment (and/or to refinance existing equipment); and

     WHEREAS, Lender is agreeable to making a secured loan to Borrower on the terms and conditions contained in this Loan and Security Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the parties' mutual agreements below set forth, Borrower and Lender agree as follows:

     1. THE LOAN AND LOAN REPAYMENT. As requested by Borrower, Lender agrees to lend to Borrower the sum of Three Hundred Thousand Three and xx/100 Dollars ($303,000.00) ("Loan"). Borrower agrees to repay the Loan in successive installments (which installment payments are inclusive of interest) as set forth in the following Schedule:

                                    SCHEDULE
--------------------------------------------------------------------------------
ADVANCE PAYMENT       NUMBER OF INSTALLMENTS        PERIODIC INSTALLMENT PAYMENT
                  (Exclusive of Advance Payment)         AMOUNT PER PERIOD
                        AND PAYMENT PERIOD
--------------------------------------------------------------------------------

                 Forty-five (45) Monthly Payments            $8,561.62

--------------------------------------------------------------------------------

Commencement Date: _______________ Security Deposit (if any): _______________

Equipment Location (if other than above address of Borrower): __________________

Equipment Description: See Schedule "A" attached hereto and made a part hereof

Special Provisions (if any): ________________________________

     The Advance Payment, if any, shall be due and payable upon execution of this Agreement. The first periodic installment payment (after excluding the Advance Payment, if any) shall be due on the first (1st) day of the month following the advance of the Loan proceeds by Lender and Borrower authorizes Lender to insert such date above as the Commencement Date. The remaining periodic installment payments shall be due and payable on the same day of each successive month (or quarter, if quarterly payments are provided for above). However, the parties may select another Commencement date by noting the same in the above Special Provisions section or by a separate writing signed by Lender and Borrower in which case the first periodic installment payment shall be due on such date. Unless otherwise specifically provided for in this Agreement, the Loan may not be prepaid.

     2. UNCONDITIONAL OBLIGATION TO PAY, LATE PAYMENTS, ETC. All payments due hereunder shall be paid to Lender or its assigns without notice or demand and without abatement, offset, defense or counterclaim, at Lender's principal office shown above, or such other place as Lender or its assignee may designate in writing to Borrower. Borrower's obligation to pay the installments and other payments due hereunder shall be absolute and unconditional and shall not be affected by reason of (i) any defect in, lack of fitness for use of, damage to, loss of possession or use of or destruction of, all or any of the Equipment (as defined below) securing borrower's obligations, (ii) the prohibition or other restriction against Borrower's use of said Equipment or (iii) for any other cause, it being the agreement of the parties that the Loan and any other amount payable by Borrower hereunder shall continue to be payable in all events in the manner and at the times provided in this Agreement.

     The Loan shall become immediately due and payable in its entirety upon the occurrence of any Event of Default (as defined below). If any periodic installment payment or other payment is more than five (5) days late, Lender may, at its election, and subject to prior exercise of its right of acceleration, accept the payment in arrears and Borrower shall pay, as liquidated damages, a late charge equal to two (2%) percent per month on each defaulted payment from the due date thereof. In no event shall any amount payable to Lender as interest, including any sum held by a Court of competent jurisdiction to be "interest" under applicable law, exceed, with respect to any period of time, the highest rate of interest permitted by applicable law. Any amount received by lender determined to be in excess of the highest rate of interest receivable by Lender, shall be refunded to Borrower.

     3. SECURITY INTEREST. To secure payment when due (at maturity, by acceleration or otherwise) of the Loan, any interim fundings against the Loan and any additional or future advances, renewals, extensions and replacements thereto and any and all other present and future obligations of Borrower to Lender, whether direct or contingent or joint and several, Borrower hereby conveys, assigns, and grants to lender a continuing security interest in and to
(i) the equipment described in the annexed Schedule A including all present and future additions, attachments, replacements, accessions and accessories thereto (the "Equipment"), and all substitutions and proceeds thereof including all proceeds of insurance thereon, and (ii) all equipment, inventory, accounts, receivables, goods and assets of any and every kind, including, but not limited to, all items of intangible property, wherever located, now or hereafter belonging to Borrower or in which Borrower has any interest, and all proceeds of the foregoing including insurance proceeds; all of the above, collectively, the

"Collateral".

     BORROWER GRANTS LENDER THE AUTHORITY TO FILE THIS AGREEMENT OR A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION THEREOF AS A FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE WITH RESPECT TO ALL SECURITY INTERESTS CREATED HEREBY.

     4. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. BORROWER ACKNOWLEDGES THAT THE EQUIPMENT HAS BEEN OR WILL BE SELECTED AND ACQUIRED SOLELY BY BORROWER AND THAT LENDER HAS NOT AND DOES NOT MAKE ANY WARRANTY WITH RESPECT TO ITS CONDITION, MERCHANTABILITY, SUITABILITY, CAPACITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

     5. REPRESENTATIONS AND WARRANTIES. Borrower warrants, represents and agrees as follows (i) Borrower has full power and authority to execute, deliver and perform its obligations under this Agreement; (ii) the execution and delivery of this Agreement has been authorized by all requisite corporate (or partnership) action; (iii) the execution, delivery and performance of this Agreement do not and will not constitute a breach, default or violation of or under Borrower's articles of incorporation, by laws (partnership agreement) or any other agreement, law, order, lease, judgment or injunction to which it is a party or may be bound; (iv) the Equipment is (or, on the Commencement Date, will be) lawfully owned by Borrower, free and clear of all liens, encumbrances and security interests and Borrower will warrant and defend title thereto against all claims; (v) Borrower has not granted and will not grant to any one other than Lender a security interest in the Equipment and no Financing Statement or other instrument affecting the Equipment nor rights therein, bearing the signature of, or otherwise authorized by, Borrower is on file in any public office; (vi) the Equipment shall at all times remain personal property and be retained in Borrower's possession at its principal address set forth above (or, if so indicated, at the Equipment Location set forth above); (vii) the Equipment shall be used for business purposes; and (viii) if the Equipment is attached to real estate or if it is or may become subject to a prior interest in favor of a party having any interest in the real estate, Borrower will, on Lender's demand, furnish Lender with a writing by which any and all parties having such prior interest waive or subordinate their rights and priorities to, or in favor of, Lender's security interest provided herein.

     6. INSURANCE. Borrower shall, at its sole cost and expense, procure and maintain, so long as Borrower is indebted to Lender on the Loan or on any other liability (i) insurance insuring the Equipment against all risks of physical loss, theft, damage and destruction with extended coverage in an amount equal to the greater of (a) the amount of the Loan or (b) the full replacement value
(new) of the Equipment with loss payable solely to Lender (and its assigns) and Borrower as their interests may appear and (ii) personal injury liability and property damage insurance with respect to the Equipment and the use thereof in such amounts as may be reasonably acceptable to Lender, and naming Lender (and its assigns) as additional insured. All insurers and coverages must be reasonably satisfactory to Lender. Borrower shall deposit said policy or policies or duplicates thereof or certificates of insurance with lender and said policies shall provide satisfactory to Lender. Borrower shall deposit said policy or policies or duplicates thereof or certificates of insurance with Lender and said policies shall provide that the policies may not be canceled or altered without at least thirty (30) days prior notice to Lender and that the coverage shall not be invalidated against Lender because of any violation of any condition or warranty contained in any policy or application therefor by Borrower or by reason of any action or inaction of Borrower.

     7. USE, REPAIRS, LOSS AND DAMAGE. Borrower agrees to maintain the Equipment in good condition and repair and in accordance with the manufacturer's instructions, manuals and warranties (if any), and the requirements of any applicable insurance and any governmental authority having jurisdiction, provided, however, that Borrower shall not make any changes or alterations in or to the Equipment except as necessary for compliance with this section. Borrower shall pay for all fuel, service, inspection, overhaul, replacements, substitutions, materials and labor necessary or desirable for the proper use, repair, operation and maintenance of the Equipment. All risks of loss, theft, damage or destruction of the Equipment shall be borne by Borrower and Borrower shall promptly notify Lender in writing of any such loss, theft, damage or destruction. In the event of any damage to the Equipment (unless the same is damaged beyond repair) Borrower shall, at its expense, place the same in good repair, condition and working order. If the Equipment is determined by Lender to be lost, stolen or damaged beyond repair, or should the Equipment be confiscated, seized or the use and title thereof requisitioned to someone other than Borrower, Borrower shall immediately pay to Lender, in addition to unpaid periodic installment payments on the Loan, other unpaid sums due hereunder and late charges then past due, an amount equal to the them remaining periodic installment payments due on the Loan discounted to present value at the rate of six (6%) percent per annum, less the net amount of the recovery, if any, actually received by Lender from insurance on the Equipment.

  TERMS AND CONDITIONS OF LOAN AND SECURITY AGREEMENT CONTINUED ON REVERSE SIDE

--------------------------------------------------------------------------------
Accepted at Lender's Office   The undersigned signatory affirms that he/she has
at Litchfield, Connecticut    read the terms and conditions printed above and on
                              the reverse side, that he/she is a duly authorized
                              officer, partner or proprietor of the Borrower,
                              and has authority to execute this Loan and
                              Security Agreement on its behalf.
--------------------------------------------------------------------------------
LENDER:                       BORROWER:
INDEPENDENT RESOURCES, INC.   SKYLINE VIRTUAL REALITY, INC.
--------------------------------------------------------------------------------
AUTHORIZED OFFICER:           AUTHORIZED OFFICER, PARTNER OR PROPRIETOR:
BY:                           BY:
TITLE                         TITLE
--------------------------------------------------------------------------------

                                      (1)

     8. TAXES AND OTHER CHARGES. Borrower agrees to pay promptly when due all registration, title, license and other fees, assessments and sales, use, gross receipts, ad valorum, property and any and all other taxes imposed by any State, Federal, local or foreign government upon this Agreement or upon the ownership, shipment, delivery, use or operation of the Equipment or any Collateral or upon or measured by any payments due hereunder (other than taxes on or measured solely by the net income of Lender) and any fines, penalties and interest thereon.

     9. BORROWER'S ADDITIONAL COVENANTS. Borrower hereby agrees and covenants as follows: (i) except for the security interest granted hereby, Borrower shall keep the Equipment free and clear of any security interest, lien or encumbrance and shall not sell, lease, assign (by operation of law or otherwise), exchange or otherwise dispose of any of the Equipment, (ii) at the request of the Lender, Borrower shall execute one or more Financing Statements and continuation statements pursuant to the Uniform Commercial code to establish and maintain its security interest in the Collateral, in form satisfactory to Lender, and will pay any filing fees and/or costs with respect thereto and for lien searches;
(iii) Borrower authorizes Lender to file one or more Financing Statements covering the Collateral without Borrower's signature thereto; (iv) Borrower will immediately notify Lender in writing of any change in its place(s) of business or the adoption or change of any trade name or fictitious business names and will execute any additional Financing Statements as Lender may request to perfect and maintain its security interest, but such notice shall not be deemed an authorization to move the Collateral without the prior written consent of Lender; (vi) Borrower will allow Lender and its representatives free access to the Collateral at all times during normal business hours, for purposes of inspection and repair and, following an Event of Default, lender shall have the right to demonstrate and show the Collateral to others and (vii) Borrower will furnish to Lender (and will cause any guarantor of Borrower's obligations hereunder to furnish to Lender) (a) its unaudited quarterly Financial Statements within thirty (30) days after the end of its first three quarters in each fiscal year, (b) its certified Financial Statement prepared by an independent certified public accountant within ninety (90) days after the close of its fiscal year which shall be prepared in accordance with generally accepted accounting principles and (c) all other financial information and reports that Lender may from time to time reasonably request, including income tax returns of Borrower and any guarantor of Borrower's obligations hereunder.

     10. BORROWER'S FAILURE TO PAY TAXES, INSURANCE, ETC. Should Borrower fail to make any payment or do any act as herein provided (including, but not limited to, payment of taxes or for insurance), Lender shall have the right, but not the obligation, and without releasing Borrower from any obligation hereunder, to make or do the same, and to pay any sum due in connection therewith or to contest or compromise any encumbrance, charge or lien and in exercising any such rights, incur any liability and expend whatever amounts in its absolute discretion it may deem necessary therefor. All sums so incurred or expended by Lender shall be payable by Borrower on demand with interest at the rate of two (2%) percent per month.

     11. CROSS COLLATERALIZATION. Without in any way limited the provisions of
Section 3, as additional collateral security for the Borrowers' obligations hereunder, Borrower grants to Lender a further security interest in all machinery, equipment, goods and other collateral covered by any other Loan and Security Agreement, note and security agreement, other agreement or lease (collectively the "other agreements") between Borrower and Lender whether such other agreements are now in existence or hereafter come into existence and Borrower assigns to Lender as security for its obligations hereunder, all of its rights, title and interest in and to any surplus money to which Borrower may be entitled upon the sale of the machinery, equipment, goods and other collateral covered by such other agreements. Anything above to the contrary notwithstanding, the benefit of the foregoing cross collateralization shall apply for the benefit of Lender and its assignee holding this Agreement only to the extent that Lender or such assignee is also the holder of such other agreements or one or more of them.

     12. INDEMNITY. Borrower assumes liability for and agrees to indemnify, defend, protect, save and keep harmless Lender from and against costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Lender (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Borrower, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Lender or Borrower, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Borrower remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Each party agrees to give the other notice of any claim or liability hereby indemnified against promptly following learning thereof. The fact that a claim for which Lender is entitled to indemnity under this Section is asserted after the termination of this Agreement shall not release Borrower form its indemnity obligations and this covenant of indemnity shall survive the termination of this Agreement.

     13. DEFAULT. The occurrence of any one of the following shall constitute an Event of Default hereunder: (i) Borrower fails to pay any periodic installment payment or other amount due hereunder on or before the fifth (5th) day following the date when the same becomes due and payable; (ii) Borrower removes, sells, transfers, encumbers, or parts with possession of the Equipment or any items thereof or attempts to do any of the foregoing; (iii) Borrower fails to maintain in force the required insurance on the Equipment in compliance herewith or fails to provide loss payable protection to lender in form satisfactory to Lender;
(iv) any representation or warranty made by Borrower herein or in any other agreement between the parties or in any statement given to Lender shall be materially untrue; (v) Borrower shall fail to observe or perform any of the obligations required to be observed or performed by Borrower hereunder, or other obligation or indebtedness of Borrower to Lender otherwise owing or due by Borrower to Lender in any other agreement now or hereafter executed between the parties hereto, and such failure shall continue uncured for twenty (20) days after written notice thereof to Borrower; (vi) Borrower shall (a) fail to pay any indebtedness for borrowed money (other than the Loan) of the Borrower, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (b) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to such indebtedness, or if any such indebtedness shall be declared to be due or payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; (vii) if Borrower leases the premises where the Equipment is located, a breach of such lease by Borrower and the commencement of an action by the landlord to evict Borrower or to repossess the premises; (viii) if Borrower sells, leases or disposes of any of its assets except in the ordinary course of its business and except for the disposition of any obsolete or retired property not useful to Borrower; (ix) Borrower ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within sixty (60) days after the appointment without Borrower's acquiescence of any trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; (xi) Borrower sells all or substantially all of its assets or consolidates with or merges into any other entity or Borrower's stockholders or partners sell all or substantially all of their stock or partnership interests; or (xii) the death of a guarantor of Borrower's obligations hereunder or the dissolution or filing of a petition in bankruptcy by or against a guarantor of Borrower's obligations hereunder.

     14. REMEDIES. Upon the occurrence of any Event of Default, Lender shall have the right to recover from Borrower, as liquidated damages for loss of a bargain and not as a penalty, a sum equal to the aggregate of the following: (a) all unpaid periodic installment payments and other sums due under this Agreement to the date of default plus late charges, if any, (b) the present value (using a 6% per year discount rate ) of all remaining periodic installment payments due under this Agreement and (c) interest at the rate of two percent (2%) per month on the total of (a) plus (b) from the date of default. In addition, Lender shall have the right to recover from Borrower any expenses paid or incurred by Lender in connection with the enforcement of its rights under this Agreement and the repossession, holding, repair, preparing for sale and subsequent sale, lease or other disposition of the Collateral including attorneys fees and legal expenses (collectively "Repossession Expenses"). BORROWER AND LENDER WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON THIS AGREEMENT.

     The Lender shall have all the rights and remedies of a Secured Party under the Uniform Commercial Code and all other rights and remedies available to creditors at law or in equity. Lender is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the Collateral or any part thereof is, or may be, placed, and to assemble and/or remove same and/or to render it unusable and sell and dispose of such Collateral at one or more public or private sales upon at least seven (7) days' written notice to Borrower of such sale. The proceeds of each such sale shall be applied by the Lender toward the payment of the repossession Expenses, the liquidated damages specified above and other indebtedness secured hereby. Should the proceeds of any such sale be insufficient to fully pay all the items above mentioned Borrower hereby covenants and agrees to pay any deficiency to the Lender. If Lender employs counsel for the purpose of effecting collection of any monies due hereunder (whether or not Lender has retaken the Collateral or any part thereof) or for the purpose of recovering the Collateral, or for the purpose of protecting Lender's interest because of any default of Borrower, Borrower agrees to pay reasonable attorney's fees. The Lender may require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by lender which is reasonably convenient to both parties. All rights and remedies hereunder are cumulative and not exclusive and a waiver by lender of any breach by Borrower in the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or cumulative and not exclusive and a waiver by Lender of any breach by Borrower of the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or defaults; and no failure or delay on the part of Lender in exercising any of its options, powers, rights or remedies, or partial or single exercise thereof, shall constitute a waiver thereof.

     If any court of competent jurisdiction determines that any provision of this Section 14 is invalid or unenforceable in any jurisdiction, in whole or in part, such determination, as to such jurisdiction, shall not prohibit Lender from enforcing its rights and establishing its damages sustained as the result of any breach of this Agreement in accordance with the laws of such jurisdiction.

     15. ASSIGNMENT. Lender may assign or otherwise transfer this Agreement and any and all of Lender's right, title and interest hereunder and in the Collateral including the right to receive all amounts payable hereunder or grant participations therein without Borrower's consent. In the event of such assignment, the right of the assignee to receive all amounts payable hereunder as well as any other right of the assignee shall not be subject to any defense, set-off or counterclaim which Borrower may have against Lender although any claim Borrower may have against Lender shall be preserved and may be separately pursued against Lender. Upon Lender giving notice to Borrower of any such assignment, Borrower shall promptly acknowledge its obligations hereunder to such assignee, and shall comply with the written directions or demands of such assignee and shall make all payments due hereunder as such assignee may direct in writing. Following any such assignment the term "Lender" shall be deemed to include or refer to lender's assignees, but no such assignee shall be deemed to assume any obligation or duty imposed upon Lender hereunder and Borrower shall look only to Lender for performance thereof. As used in this Section 15, "assign" shall be deemed to include a pledge, sale of, or grant of a mortgage on, or a security interest in, any of the Collateral or this Agreement by lender and the term "assignee" shall be deemed to refer to the recipient of such pledge, sale, mortgage or security interest. This Agreement and Borrower's rights and obligations herein shall not be transferable or assignable by Borrower without the Lender's express prior written consent and any such purported assignment by Borrower without such consent shall be null and void.

     16. GENERAL PROVISIONS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. This Agreement may not be changed, modified or discharged on behalf of Lender, in whole or part, and no right of Lender may be waived except by a writing signed by a duly authorized officer of Lender. The Lender is authorized and empowered to date this Agreement and the Schedule(s) thereto and to fill in blank spaces in accordance with the terms of the transaction, including, but not limited to inserting serial numbers and equipment descriptions in Schedule A and the assignment of an account number. Notices hereunder shall be in writing and shall be deemed given when personally delivered or when sent by facsimile to a party's facsimile number or three days after having been mailed to the other party at the address specified above or such new address as to which a party may advise the other. Forbearance or indulgence by Lender in any regard shall not constitute a waiver of the covenant or condition to be performed by Borrower to which the same may apply. The section captions are for convenience and are not a part of the Agreement. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of the parties. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. THIS AGREEMENT AND ANY OTHER WRITTEN AGREEMENTS EXECUTED SIMULTANEOUSLY HEREWITH SUPERSEDE ANY PRIOR PROPOSAL LETTERS, COMMITMENT LETTERS OR NEGOTIATIONS AND THERE ARE NO ORAL COVENANTS OR AGREEMENTS. This Agreement shall not be binding on Lender until accepted and executed on behalf of Lender at its Lithcfield Connecticut office.

                                      (2)

                           LOAN AND SECURITY AGREEMENT

                                   SCHEDULE A

The following description of property supplements, and is part of, the Loan and Security Agreement dated December 3, 1996, and numbered 207-03, between the undersigned Borrower and Independent Resources, Inc. and may be attached to said Loan and Security Agreement and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property.

     Thirty-eight (38) HP Vectra VL4 with Multimedia Monitors, with 2 MEG VRAM; 3com Network Cards; SB 16 Internet Ready; 24 Meg RAM, S/N

     Five (5) HP Vectra VL4/100 with Monitors, S/N

     One (1) HP NetServer LC with PCI and Rackmount Kit, S/N
     One (1) 3Com Linkbuilder 48 Port Network Hub, S/N
     One (1) HP 850C Color DeskJet
     One (1) HP 6P Laser Printer
     Ten (10) x8 Speed External CD-Rom, S/N

     Six (6) Basic Back Shelves
     One (1) APC UPS Rackmount, S/N
     One (1) HP 14" VGA Color Monitor for Server, S/N
     Two (2) Epson Receipt Printers TM 300D-1, S/N
     8,000 feet Category 5 four pair Plenum
     One (1) Cat-5 48 Port Batch Panel
     Twenty (20) Dual Insert CT4 Workstation Faceplates
     Twenty (20) Category 5 Double Couplers
     Twenty (20) Surface Mount Box/Wall Fastener
     One (1) Hangers and hardware/rack mount wire & rack mount manger Eighty (80) Level 5 Patch Cords
     50 feet of 2" EMT pipes with brackets
     One (1) 2" pipes/greenfield pipes/termination boxes

     One (1) 4'0" x 5'0" aluminum plate panel with a Plexiglass cover
     Thirteen (13) Citizen Model #M938-1-A LCD Monitors mounted in an "X", S/N

     One (1) 4'0" x 5'0" aluminim panel with a Plexiglass cover
     Twenty-five (25) Citizen Model #M938-1-A LCD Monitors mounted in an "S" Logo, each with an angled wall mount bracket, S/N

                                  page 1 of 3             Borrower Initial: ____
                                                            Lender Initial: ____

     Two (2) 4'0" x 9'0" aluminum panels with wall mount brackets that have a 23'0" x 3'0" light box for graphics and a 2'0" x 3'0" Plexiglass cover with a stand off for graphics (graphics nor included)
     Polypropylene perforated sheets that extend into the themed area as ceiling One (1) 4'0" x 9'0" aluminum plate panel with wall mount brackets that have a 2'0" x 3'0" light box and a 2'0" x 3'0" Plexiglass cover with a stand off for graphics (graphics not included)
     One (1) Photo realistic reproduction of a Carson Valley, NV scene on three
     (3) vinyl panels sized: 18'0" x 8'0"; 10'0" x 8'0"; 7'0" x 8'0"
     Split Rail Fence and column
     Eight (8) Fiberglassed foam rock reliefs mounted on flats
     Fifteen (15) scenically treated wall flats
     Two (2) Scenically treated 73% Awntex panels, 6'0" x 9'0" to complete overall environment in front of window walls
     Eight (8) 4'0" x 8'0" hardcovered flats scenically treated
     Eighteen (18) 4'0" x 4'0" grinder finished perforated metal panels mounted on black powder coated 1" x 1" steel frames
     One (1) 1" x 1" square aluminum tube with a housing overhead for monitor unit
     One (1) grinder finished perforated steel header with aluminum frame and laser cut sponsor logo
     Seven (7) overhead panels of milk perforated polyproylene panels framed in aluminum tube suspended by link chain attached to ceiling anchors
     One (1) 29'6" x 4" x 6" aluminum light trough (3-circuit chase) with square D control case
     Four (4) 2' x 8' Plexiglas panels
     Four (4) 4' x 8' Plexiglas panels
     One (1) rear return wall covered for "overhead safety" for first floor below
     12'6" W x 2'0" D mezzanine floor overhang with additional three feet (3'0") of mezzanine floor space depth and counter for racking of control equipment to be integrated in truss described separately.
     Approx. 35' W 16' D x 42" H structure stage with two stairs, one upstage center lift and one (1) ADA access lift
     Thirteen (13) game stations
     One (1) Aluminum perforated metal facia on front face and painted luan on side faces.
     Floor: I-Bar Grating or 3/4" seven ply plywood decking with LonCoin II. #183 on plywood decking and upstage lift "behind contestant game stations only."
     Two (2) ADA access lifts: one in front of the stairway at stage right and one centered upstage game station
     Overhead: "Undulating" curved path approximately 4'0" wide of milk colored perforated polypropelene panels framed in "rolled radius" aluminum tube. Mounted with link chain to anchors installed in the ceiling

     Virtual Glider

                                  page 2 of 3             Borrower Initial: ____
                                                            Lender Initial: ____

COMPLETE WITH ANY AND ALL ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, IMPROVEMENTS, MODIFICATIONS AND SUBSTITUTIONS THERETO AND THEREFOR AND ALL PROCEEDS INCLUDING INSURANCE PROCEEDS THERETO AND THEREFROM.

ALL GOODS, MACHINERY, EQUIPMENT, FURNITURE AND FIXTURES, COMPLETE WITH ANY AND ALL ATTACHMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, IMPROVEMENTS, MODIFICATIONS AND SUBSTITUTIONS THERETO AND THEREFOR AND ALL PROCEEDS INCLUDING INSURANCE PROCEEDS AND PRODUCTS THEREOF AND THEREFROM.

ALL ACCOUNTS, ACCOUNTS RECEIVABLE, CONTRACT RIGHTS, INSTRUMENTS, GENERAL INTANGIBLES AND CHATTEL PAPER AND ALL PROCEEDS THEREOF AND THEREFROM.

ALL INVENTORY AND ANY OTHER GOODS, MERCHANDISE OR OTHER PERSONAL PROPERTY HELD BY DEBTOR FOR SALE OR LEASE AND ALL RAW MATERIALS, WORK OR GOODS IN PROCESS OR MATERIALS OR SUPPLIES OF EVERY NATURE USED, CONSUMED OR TO BE CONNSUMED IN DEBTOR'S BUSINESS, AND ALL PROCEEDS, INCLUDING INSURANCE PROCEEDS, INCLUDING INSURANCE PROCEEDS AND PRODUCTS OF ANY OF THE FOREGOING.

SKYLINE VIRTUAL REALITY, INC.          INDEPENDENT RESOURCES, INC.

BY: _______________________________    BY: _____________________________________

ITS: ______________________________    ITS: ____________________________________

                                  page 3 of 3             Borrower Initial: ____
                                                            Lender Initial: ____

                            PAYMENT ADJUSTMENT RIDER

RIDER TO LOAN AND SECURITY AGREEMENT DATED DECEMBER 3, 1996 AND NUMBERED 207-03 (THE "AGREEMENT") BETWEEN NEW YORK SKYLINE, INC. AS BORROWER (THE "OBLIGOR") AND INDEPENDENT RESOURCES, INC. AS LENDER ("I.R.")

1. Purpose. This Rider sets forth the terms of adjustment to the payments set forth in the Agreement.

2. Definition. The following terms shall have the following meanings herein:

   (a) "Adjustment Date" shall mean the date I.R. disburses the proceeds of the Agreement. "Final T-Note Average" shall mean the average of the yields on U.S. Treasury Notes maturing in four (4) years as published by the Dow Jones Telerate Access Service, Page 19901, for the close of business on each business day of the two full calendar weeks immediately preceding the week containing the Adjustment Date.

   (b) "Preliminary Payments" shall mean the payments set forth in the Agreement, consisting of $99,940.50 due upon execution followed by forty-six (45) consecutive monthly payments commencing 30 days after the Adjustment Date consisting of $33,313.50.

   (d) "Preliminary T-Note Average" shall mean 6.50%

3. Adjustment of Payments. The Preliminary Payments were calculated based on a spread over the Preliminary T-Note Average. If the Adjustment Date occurs after December 3, 1996 and the Final T-Note Average exceeds the Preliminary T-Note Average, then the Preliminary payments shall be revised. For each increase of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above the Preliminary T-Note Average, the Preliminary Payments shall be revised as follows:

   o   The $99,940.50 payment due upon execution shall remain unchanged.

   o Each of the forty-five (45) payments in the amount of $33,313.50 shall increase by $5.85

Immediately after the determination of the revised payments due under the Agreement, Obligor shall, at the request of I.R., execute an acknowledgment reflecting the revised payment schedule and, if requested by I.R., a Replacement Agreement containing the agreed to payments, but the failure of I.R. to make such a request or the failure of Obligor to execute the acknowledgment or Replacement Agreement shall in no way diminish Obligor's obligations hereunder.

4. I.R.'s Requirements. The commencement of the Agreement is subject to satisfaction of all documentation and credit requirements of I.R. If such requirements are not satisfied by the Adjustment Date, then at I.R.'s option, the Adjustment Date shall be the date when such requirements are satisfied. The calculation of the Agreement payments under this Rider will supersede any prior proposal or quotation.

IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Agreement.

NEW YORK SKYLINE, INC.                 INDEPENDENT RESOURCES, INC.

By: _______________________________    By: _____________________________________

Its: ______________________________    Its: ____________________________________

         RIDER TO LOAN AND SECURITY AGREEMENT DATED DECEMBER 3, 1996 AND
                   NUMBERED 207-03 (THE "AGREEMENT") BETWEEN
                  SKYLINE VIRTUAL REALITY, INC. AS BORROWER AND
                      INDEPENDENT RESOURCES, INC. AS LENDER

The Agreement is hereby amended as follows:

1.

2.  Paragraph 1. delete the last sentence and replace with the following:
    "Unless otherwise specifically provided for in this Agreement or in side letters hereto, the Loan may not be prepaid."

3.  Paragraph 2. Line 9 amend "five (5) days" to "ten (10) days".

4. Paragraph 2. Line 10 amend "two (2%) percent" to "one and one half (1.5%) percent".

5.  Paragraph 9. Line 10 amend "thirty (30) days" to "forty-five (45) days".

6. Paragraph 9. Penultimate line, delete "any guarantor of Borrower's obligation hereunder".

7.  Paragraph 13. Line 2 amend "fifth (5th) day" to "tenth (10th) day".

8. Paragraph 13. Line 3 after the words "...any of the foregoing" insert the following: "except for spare parts relating to maintenance...".

9.  Paragraph 13. Line 8 after the words "....borrowed money" insert the following: "over $250,000.00..."

10. Paragraph 13. Line 12 after the words "...repossess the premises" insert the following: "provided such action is successful against borrower..."

11. Paragraph 13. Line 18 after the words "...or merges into any other entity" insert the following: "except mergers in which Borrower is the survivor and which do not materially, adversely affect the financial condition of the Borrower...".

12. Paragraph 14. Line 4, after the words "...from the date of default" insert the following: "until payment of all accounts due under A and B...".

13. Paragraph 14. Insert as the final sentence: "Lender shall release any and all security interest upon full payment of any amounts due Lender from Borrower."

14. Paragraph 15. Line 1 after the words "...this Agreement" insert the following: ", except to a direct competitor of Borrower...".

15. Paragraph 15. At the end of paragraph insert the following: ", provided, however, that no assignment of Lender's rights in this Agreement shall be permitted unless Lender's assign expressly undertakes to be bound by the terms and obligations by the Security Deposit Rider to this Agreement between Lender and Borrower of even date."

SKYLINE VIRTUAL REALITY, INC.          INDEPENDENT RESOURCES, INC.

BY: _______________________________    BY: _____________________________________

ITS: ______________________________    ITS: ____________________________________